UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

ProQuest Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3246	36-3580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

777 Eisenhower Parkway, Ann Arbor, Michigan	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 761-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 7, 2006, the ProQuest Company’s Board of Directors elected and appointed David W. Asai as the Vice President and Corporate Controller. ProQuest Company also designated David W. Asai as the Principal Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

PROQUEST COMPANY

DATE: June 13, 2006	BY	/s/ Todd W. Buchardt
Todd W. Buchardt Senior Vice President and General Counsel